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                                                                   EXHIBIT 23(a)



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
The Toro Company:


We consent to the use of our reports dated December 3, 2001, except for Note 14, which is as of December 6, 2001, incorporated by reference in this Form S-8.





                                                                        KPMG LLP

Minneapolis, Minnesota
May 28, 2002